                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2005

                         MACKINAC FINANCIAL CORPORATION

      (previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
             (Exact name of registrant as specified in its charter)

        MICHIGAN                        0-20167                   38-2062816

      (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)                File Number)        Identification No.)


        130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN                  49854

      (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2005, Registrant issued a press release announcing its results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2005, unaudited. This amendment on Form 8-K/A corrects an error in the condensed consolidated statement of income. In other operating expense, for the nine month period ending September 30, 2005, the loan and deposit expense has been changed from $397 to $696 (dollars in thousands). The corrected press release is attached as Exhibit No. 99 to this Form 8-K/A.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:



EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
-------             -------------------

99 Corrected Press Release of Mackinac Financial Corporation dated October 17, 2005





SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKINAC FINANCIAL CORPORATION


Date: October 31, 2005
                                            By:   /s/ Ernie R. Krueger
                                                 ------------------------
                                            Ernie R. Krueger
                                            SVP/Controller

                                  EXHIBIT INDEX


EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
-------             -------------------
99                  Corrected Press Release dated October 17, 2005













                                                                               3